Exhibit 10.1

EXECUTION VERSION

JOINDER AND THIRD AMENDMENT TO

REVOLVING CREDIT AGREEMENT

This JOINDER AND THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) dated as of July 8, 2021, is entered into by and among each of the parties listed on Schedule I thereto as a “Borrower” (the “Borrowers”) and a “General Partner” (the “General Partners”) and HSBC BANK USA, NATIONAL ASSOCIATION, as the administrative agent (in such capacity, the “Administrative Agent”) and a Lender.

RECITALS

WHEREAS, the Borrowers (other than the New Fund Group Borrowers being joined hereunder), the General Partners (other than the New General Partner (as defined below)), the Lender and the Administrative Agent have entered into that certain Revolving Credit Agreement, dated as of June 14, 2019 (as supplemented by that certain Borrower Joinder Agreement, dated as of June 12, 2020, as amended by that certain First Amendment to Revolving Credit Agreement, dated as of December 23, 2020, as supplemented by that certain Borrower Joinder Agreement, dated as of May 3, 2021, as amended by that certain Second Amendment to Revolving Credit Agreement, dated as of June 11, 2021, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties hereto wish to make certain changes to the Credit Agreement as herein provided to: (i) add AB Private Credit Investors Corporation, a Maryland corporation and AB Private Credit Investors Middle Market Direct Lending Fund, L.P., a Delaware limited partnership (together, the “New Fund Group Borrowers”), each as a New Fund Group Borrower, (ii) add AB Private Credit Investors Middle Market Direct Lending Fund G.P. L.P., a Delaware limited partnership (the “New General Partner”), as a General Partner of AB Private Credit Investors Middle Market Direct Lending Fund, L.P., and (iii) make certain other amendments to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Credit Agreement, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement.

SECTION 2. Joinder and Amendments to Credit Agreement.

2.1. By signing this Amendment, each New Fund Group Borrower shall join the Credit Agreement and the Third Amended and Restated Fee Letter as a “Borrower” and hereby assumes any and all interests, obligations, rights, duties and liabilities in its capacity as a Borrower under the Credit Agreement and the Third Amended and Restated Fee Letter. All references to the “Borrowers” in the Credit Agreement and the Third Amended and Restated Fee Letter shall be deemed to include the New Fund Group Borrowers.

2.2. By signing this Amendment, the New General Partner shall join the Credit Agreement as a “General Partner” and hereby assumes any and all interests, obligations, rights, duties and liabilities in its capacity as a General Partner under the Credit Agreement. All references to the “General Partners” in the Credit Agreement shall be deemed to include the New General Partner.

2.3. Effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended as set forth on Annex A to this Amendment. Language being inserted into the applicable section of the Credit Agreement is evidenced by blue underlined text. Language being deleted from the applicable section of the Credit Agreement is evidenced by red strike-through text.

SECTION 3. Conditions Precedent. This Amendment shall become effective on the date (the “Effective Date”) upon which all of the following conditions have been satisfied:

(i)	the Administrative Agent shall have received an executed counterpart (or counterparts) of this Amendment executed on behalf of each of the parties hereto;

(ii)

the Administrative Agent shall have received a Note duly executed and delivered by the New Fund Group Borrowers to the Administrative Agent in accordance with Section 3.1 of the Credit Agreement and dated the date hereof;

(iii)

the Administrative Agent shall have received the Borrower Security Agreement duly executed and delivered by the New Fund Group Borrowers and the New General Partner, in favor of the Administrative Agent;

(iv)	the Administrative Agent shall have received the Collateral Account Pledge, duly executed and delivered by the New Fund Group Borrowers in favor of the Administrative Agent;

(v)	the Administrative Agent shall have received a Borrower Control Agreement, duly executed and delivered by the New Fund Group Borrowers, the Administrative Agent and the Account Agent;

(vi)

the Administrative Agent shall have received searches of filings in the applicable filing offices and new Filings in connection with the security interests granted by the New Fund Group Borrowers and the New General Partner, and reasonably acceptable to the Administrative Agent;

(vii)	the Administrative Agent shall have received an ERISA 25% Certificate substantially in the form of Exhibit L to the Credit Agreement and dated the date hereof;

(viii)

the Administrative Agent shall have received a certificate from a Responsible Officer of each of the New Fund Group Borrowers and the New General Partner substantially in the form of Exhibit M to the Credit Agreement and dated the date hereof;

(ix)

the Administrative Agent shall have received such information and documentation as is requested by the Lenders so that each of the Fund Group Borrowers and the New General Partner has become KYC Compliant;

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(x)

the Administrative Agent shall have received true and complete copies of the Constituent Documents of the New Fund Group Borrowers and the New General Partner, incumbency, and certified resolutions authorizing its entry into the transactions contemplated in the Credit Agreement and in each other Loan Document to which it is a party, each as in effect on the Effective Date and reasonably satisfactory to the Administrative Agent together with certificates of existence, good standing (or other similar instruments) dated as of a recent date;

(xi)	the Administrative Agent shall have received an executed copy of the Administrative Agent Fee Letter, executed by each of the parties thereto and dated as of the date hereof;

(xii)

the Administrative Agent shall have received a favorable written opinion of counsel to the Credit Parties, including for the avoidance of doubt, the New Fund Group Borrowers and the New General Partner, in form and substance satisfactory to the Administrative Agent and its counsel, dated as of the Effective Date;

(xiii)

the Administrative Agent shall have received a Beneficial Ownership Certification in relation to each Credit Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation;

(xiv)

the Administrative Agent shall have received certified resolutions of each Credit Party (to the extent not already provided under Section 3(i) above), authorizing the entry into the transactions contemplated herein, in each case certified by a Responsible Officer of such Person as correct and complete copies thereof and in effect on the date hereof; and

(xv)

the Administrative Agent shall have received payment of (i) all accrued and unpaid interest and other fee amounts required to be paid by AB Private Credit Investors Corporation under that certain Revolving Credit Agreement dated as of November 15, 2017 (as the same may be amended, restated, supplemented or otherwise modified from time to time) in an amount equal to $11,944.72 and (ii) all reasonable fees and other amounts due and payable on or prior to the date hereof (it being acknowledged that, to the extent invoiced prior to the date hereof, reimbursement or payment of all reasonable fees and disbursements of the Administrative Agent’s special counsel, Cadwalader, Wickersham & Taft LLP, shall be received as a condition precedent to the Effective Date).

SECTION 4. Miscellaneous.

4.1. Representations and Warranties. (a) Each of the parties hereto hereby represents and warrants that this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as limited by Debtor Relief Laws and equitable principles, (b) each of the Credit Parties hereby represents and warrants that upon the Effective Date, no Potential Default or Event of Default shall exist and (c) each of the Credit Parties hereby represents and warrants that the representations and warranties set forth in the Credit Agreement and in the other Loan Documents to which such Credit Party is a party are true and correct in all material respects on and as of the Effective Date with the same force and effect as if made on and as of the Effective Date (except to the extent that such representations and warranties expressly relate to an earlier date and except to the extent of changes in facts or circumstances that have been disclosed to the Lenders in writing and do not constitute an Event of Default or a Potential Default or to the extent such representations and warranties relate to an earlier or other specific date).

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4.2. Reaffirmation of Obligations. Each Credit Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents, and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents.

4.3. Reaffirmation of Security Interests. Each Credit Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents to which it is a party are valid and subsisting, and (b) agrees that this Amendment and all documents executed in connection herewith shall in no manner impair or otherwise adversely affect any of the Liens granted by such Credit Party in or pursuant to the Loan Documents.

4.4. Loan Document. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents shall be deemed to include this Amendment.

4.5. References to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “the Credit Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

4.6. Effect on Credit Agreement. Except as specifically amended by this Amendment, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

4.7. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

4.8. Governing Law. This Amendment and any claim, controversy or dispute arising under or related to or in connection therewith, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by the laws of the State of New York without regard to any conflicts of law principles other than Section 5-1401 of the New York General Obligations Law.

4.9. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

4.10. Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Amendment.

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4.11. Multiple Counterparts. This Amendment may be executed in any number of counterparts (including by facsimile, electronic mail (including .pdf file, .jpeg file or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (other than any DocuSign electronic signature)) or in portable document format), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart hereof, or a signature page hereto, by facsimile or in a .pdf or similar file shall be effective as delivery of a manually executed original counterpart thereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWERS:

AB-ABBOTT PRIVATE EQUITY INVESTORS 2019 (DELAWARE) FUND L.P.

By: AB-Abbott Private Equity Investors G.P. L.P., its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: Vice President

AB-ABBOTT PRIVATE EQUITY INVESTORS 2020 (DELAWARE) FUND L.P., a Delaware limited partnership

By: AB-Abbott Private Equity Investors 2020 G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: Vice President

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2021 (DELAWARE) FUND L.P., a Delaware limited partnership

By: AB-Abbott Private Equity Solutions 2021 G.P. L.P., a Delaware limited partnership, its general partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: Vice President

HSBC – AB Umbrella – Third Amendment to Revolving Credit Agreement

GENERAL PARTNERS:

AB-ABBOTT PRIVATE EQUITY INVESTORS G.P. L.P.

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: Vice President

AB-ABBOTT PRIVATE EQUITY INVESTORS 2020 G.P. L.P.

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: Vice President

AB-ABBOTT PRIVATE EQUITY SOLUTIONS 2021 G.P. L.P., a Delaware limited partnership

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: Vice President

HSBC – AB Umbrella – Third Amendment to Revolving Credit Agreement

NEW FUND GROUP BORROWERS:

AB PRIVATE CREDIT INVESTORS MIDDLE MARKET DIRECT LENDING FUND, L.P.,

By:	AB PRIVATE CREDIT INVESTORS MIDDLE MARKET DIRECT LENDING G.P. L.P., its General Partner

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: Vice President

AB PRIVATE CREDIT INVESTORS CORPORATION

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: Vice President

HSBC – AB Umbrella – Third Amendment to Revolving Credit Agreement

NEW GENERAL PARTNER:

AB PRIVATE CREDIT INVESTORS MIDDLE MARKET DIRECT LENDING G.P. L.P.,

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: Vice President

HSBC – AB Umbrella – Third Amendment to Revolving Credit Agreement

ADMINISTRATIVE AGENT:

HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Deirdra N. Ross
Name: Deirdra N. Ross
Title: Associate Director

HSBC – AB Umbrella – Third Amendment to Revolving Credit Agreement

LENDERS:

HSBC BANK USA, NATIONAL ASSOCIATION, as the Lender

By:	/s/ Nicholas White
Name: Nicholas White
Title: Managing Director

HSBC – AB Umbrella – Third Amendment to Revolving Credit Agreement

ANNEX A